EXHIBIT 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT PURSUANT TO 18 U.S.C. SECTION 1350

For purposes of 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002,  the  undersigned,  Jiansheng  Wei,  the chief executive officer of Eternal  Technologies  Group, Inc. (the "Company"),  hereby certifies that, to his knowledge:

(i)
the  Quarterly  Report on Form  10-Q of the  Company  for the quarterly period ended September 30, 2008, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report")  fully  complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2008

/s/ JIANSHENG WEI
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Jiansheng Wei
Chief Executive Officer